Exhibit 99.3

OPENDOOR TECHNOLOGIES INC.

NON-GAAP MEASURES & KEY METRICS

(Unaudited)

($ in millions, except markets, homes purchased, homes sold, homes in inventory, and margins)	Period Ended				
	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Key Metrics					
Total Markets	44	44	39	27	21
Total Revenue	$ 3,822	$ 2,266	$ 1,186	$ 747	$ 249
Homes Purchased	9,639	15,181	8,494	3,594	2,016
Homes Sold	9,794	5,988	3,481	2,462	849
Homes in Inventory	17,009	17,164	7,971	2,958	1,827
Inventory	$ 6,096	$ 6,268	$ 2,724	$ 841	$ 466
Non-GAAP Financial Measures					
Adjusted Gross Profit	$ 279	$ 233	$ 160	$ 97	$ 38
Selling Costs	(99)	(52)	(26)	(18)	(5)
Holding Costs	(28)	(12)	(6)	(3)	(2)
Contribution Profit	$ 152	$ 169	$ 128	$ 76	$ 31
Contribution Profit After Interest	$ 127	$ 159	$ 123	$ 73	$ 31
Adjusted EBITDA	$ 0.4	$ 35	$ 25	$ (2)	$ (27)
Adjusted Net (Loss) Income	$ (80)	$ (18)	$ 3	$ (21)	$ (41)
Margins					
Total Revenue	100.0 %	100.0 %	100.0 %	100.0 %	100.0 %
Adjusted Gross Profit	7.3 %	10.3 %	13.5 %	13.0 %	15.4 %
Contribution Margin	4.0 %	7.5 %	10.8 %	10.2 %	12.6 %
Contribution Margin After Interest	3.3 %	7.0 %	10.4 %	9.8 %	12.2 %
Adjusted EBITDA	— %	1.5 %	2.2 %	(0.3)%	(10.9)%
Adjusted Net (Loss) Income	(2.1)%	(0.8)%	0.2 %	(2.8)%	(16.6)%

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except share amounts which are presented in thousands, and per share amonts) (Unaudited) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 REVENUE $ 3,822 $ 249 $ 8,021 $ 2,583 COST OF REVENUE 3,550 210 7,291 2,363 GROSS PROFIT 272 39 730 220 OPERATING EXPENSES: Sales, marketing and operations 225 39 544 195 General and administrative 117 54 620 153 Technology and development 32 12 134 58 Total operating expenses 374 105 1,298 406 LOSS FROM OPERATIONS (102) (66) (568) (186) DERIVATIVE AND WARRANT FAIR VALUE ADJUSTMENT — 33 12 8 LOSS ON EXTINGUISHMENT OF DEBT — (11) — (11) INTEREST EXPENSE (73) (11) (143) (68) OTHER INCOME – Net (16) 1 38 4 LOSS BEFORE INCOME TAXES (191) (54) (661) (253) INCOME TAX EXPENSE — — (1) — NET LOSS $ (191) $ (54) $ (662) $ (253) Net loss per share attributable to common shareholders: Basic $ (0.31) $ (0.30) $ (1.12) $ (2.31) Diluted $ (0.31) $ (0.30) $ (1.12) $ (2.31) Weighted-average shares outstanding: Basic 612,516 178,975 592,574 109,301 Diluted 612,516 178,975 592,574 109,301

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions, except share data) (Unaudited) December 31, 2021 December 31, 2020 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 1,731 $ 1,413 Restricted cash 847 93 Marketable securities 484 48 Escrow receivable 84 1 Mortgage loans held for sale pledged under agreements to repurchase 7 8 Real estate inventory, net 6,096 466 Other current assets ($4 and $— carried at fair value) 91 24 Total current assets 9,340 2,053 PROPERTY AND EQUIPMENT – Net 45 29 RIGHT OF USE ASSETS 42 50 GOODWILL 60 31 INTANGIBLES – Net 12 9 OTHER ASSETS ($5 and $— carried at fair value) 7 4 TOTAL ASSETS $ 9,506 $ 2,176 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable and other accrued liabilities $ 137 $ 25 Non-recourse asset-backed debt - current portion 4,240 339 Other secured borrowings 7 7 Interest payable 12 1 Lease liabilities - current portion 4 21 Total current liabilities 4,400 393 NON-RECOURSE ASSET-BACKED DEBT – Net of current portion 1,862 136 CONVERTIBLE SENIOR NOTES 954 — WARRANT LIABILITIES — 47 LEASE LIABILITIES – Net of current portion 42 47 Total liabilities 7,258 623 SHAREHOLDERS’ EQUITY: Common stock, $0.0001 par value; 3,000,000,000 shares authorized; 616,026,565 and 540,714,692 shares issued, respectively; 616,026,565 and 540,714,692 shares outstanding, respectively — — Additional paid-in capital 3,955 2,596 Accumulated deficit (1,705) (1,043) Accumulated other comprehensive (loss) income (2) — Total shareholders’ equity 2,248 1,553 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 9,506 $ 2,176

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions) (Unaudited) Year Ended December 31, 2021 2020 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (662) $ (253) Adjustments to reconcile net loss to cash, cash equivalents, and restricted cash (used in) provided by operating activities: Depreciation and amortization  47 39 Amortization of right of use asset 8 24 Stock-based compensation 536 38 Warrant fair value adjustment (12) (31) Gain on settlement of lease liabilities (5) — Inventory valuation adjustment 56 8 Changes in fair value of derivative instruments — 23 Change in fair value of equity securities (35) — Payment-in-kind interest — 4 Net fair value adjustments and gain (loss) on sale of mortgage loans held for sale (4) (3) Origination of mortgage loans held for sale (196) (128) Proceeds from sale and principal collections of mortgage loans held for sale 197 126 Changes in operating assets and liabilities: Escrow receivable (83) 12 Real estate inventories (5,656) 834 Other assets (52) 3 Accounts payable and other accrued liabilities 76 (4) Interest payable 4 (3) Lease liabilities (13) (7) Net cash (used in) provided by operating activities (5,794) 682 CASH FLOWS FROM INVESTING ACTIVITIES: Purchase of property and equipment (33) (17) Purchase of intangible assets (1) — Purchase of marketable securities (486) (175) Proceeds from sales, maturities, redemptions and paydowns of marketable securities 92 170 Purchase of non-marketable equity securities (15) — Acquisitions, net of cash acquired (33) — Net cash used in investing activities (476) (22) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of Series E preferred stock — 2 Proceeds from issuance of convertible senior notes, net of issuance costs 953 — Purchase of capped calls related to convertible senior notes (119) — Proceeds from exercise of stock options 15 8 Proceeds from warrant exercise 22 — Proceeds from Business Combination and PIPE offering — 1,014 Proceeds from the February 2021 Offering 886 — Issuance cost of common stock (29) (43) Proceeds from non-recourse asset-backed debt 11,499 1,309

Principal payments on non-recourse asset-backed debt (5,838) (2,130) Proceeds from other secured borrowings 192 125 Principal payments on other secured borrowings (192) (121) Payment of loan origination fees and debt issuance costs (47) (3) Net cash provided by financing activities 7,342 161 NET INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH 1,072 821 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – Beginning of period 1,506 685 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – End of period $ 2,578 $ 1,506 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION – Cash paid during the period for interest $ 122 $ 57 DISCLOSURES OF NONCASH FINANCING ACTIVITIES: Conversion of preferred stock to common stock $ — $ 1,386 Issuance of issuer stock rights in extinguishment of the 2019 Convertible Notes $ — $ 213 Recognition of warrant liability $ — $ 81 Issuance of common stock in extinguishment of warrant liabilities $ (35) $ — RECONCILIATION TO CONDENSED CONSOLIDATED BALANCE SHEETS: Cash and cash equivalents $ 1,731 $ 1,413 Restricted cash 847 93 Cash, cash equivalents, and restricted cash $ 2,578 $ 1,506

OPENDOOR TECHNOLOGIES INC.

NON-GAAP FINANCIAL MEASURES

(Unaudited)

Reconciliation of our Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest to our Gross Profit

	Three Months Ended				
(in millions, except percentages and homes sold, or as noted)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Gross profit (GAAP)	$ 272	$ 202	$ 159	$ 97	$ 39
Gross Margin	7.1 %	8.9 %	13.4 %	13.0 %	15.4 %
Adjustments:					
Inventory valuation adjustment – Current Period [1][2]	24	31	1	—	—
Inventory valuation adjustment – Prior Periods [1][3]	(17)	—	—	—	(1)
Adjusted Gross Profit	$ 279	$ 233	$ 160	$ 97	$ 38
Adjusted Gross Margin	7.3 %	10.3 %	13.5 %	13.0 %	15.4 %
Adjustments:					
Direct selling costs [4]	(99)	(52)	(26)	(18)	(5)
Holding costs on sales – Current Period [5][6]	(12)	(7)	(3)	(2)	(1)
Holding costs on sales – Prior Periods [5][7]	(16)	(5)	(3)	(1)	(1)
Contribution Profit	$ 152	$ 169	$ 128	$ 76	$ 31
Homes sold in period	9,794	5,988	3,481	2,462	849
Contribution Profit per Home Sold (in thousands)	$ 16	$ 28	$ 37	$ 31	$ 37
Contribution Margin	4.0 %	7.5 %	10.8 %	10.2 %	12.6 %
Adjustments:					
Interest on homes sold – Current Period [8][9]	(12)	(6)	(3)	(2)	(1)
Interest on homes sold – Prior Periods [8][10]	(13)	(4)	(2)	(1)	1
Contribution Profit After Interest	$ 127	$ 159	$ 123	$ 73	$ 31
Contribution Margin After Interest	3.3 %	7.0 %	10.4 %	9.8 %	12.2 %

(1) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.

(2) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.

(3) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.

(4) Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes.

(5) Holding costs include mainly property taxes, insurance, utilities, homeoners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing, and operations on the Condensed Consolidated Statements of Operations.

(6) Represents holding costs incurred in the period presented on homes sold in the period presented.

(7) Represents holding costs incurred in prior periods on homes sold in the period presented.

(8) This does not include interest on mezzanine term debt facilities or other indebtedness.

(9) Represents the interest expense under our asset-backed senior debt facilities incurred during the period on homes sold in the current period.

(10) Represents the interest expense under our asset-backed senior debt facilities incurred during prior periods on homes sold in the current period.

Reconciliation of our Adjusted Net (Loss) Income and Adjusted EBITDA to our Net Loss

	Three Months Ended				
(in millions, except percentages)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net loss (GAAP)	**$ (191)**	**$ (57)**	**$ (144)**	**$ (270)**	**$ (54)**
Adjustments:					
Stock-based compensation	71	62	164	239	29
Equity securities fair value adjustment[1]	16	(51)	—	—	—
Derivative and warrant fair value adjustment[1]	—	(3)	(24)	15	(33)
Intangibles amortization expense[2]	2	1	1	—	1
Inventory valuation adjustment – Current Period[3][4]	24	31	1	—	—
Inventory valuation adjustment — Prior Periods[3][5]	(17)	—	—	—	(1)
Loss on extinguishment of debt	—	—	—	—	11
Gain on lease termination	—	—	—	(5)	—
Payroll tax on initial RSU release	—	—	5	—	—
Legal contingency accrual	14	—	—	—	4
Other[6]	1	(1)	—	—	2
Adjusted Net (Loss) Income	**$ (80)**	**$ (18)**	**$ 3**	**$ (21)**	**$ (41)**
Adjustments:					
Depreciation and amortization, excluding amortization of intangibles	9	8	7	9	5
Property financing[7]	62	38	12	7	6
Other interest expense[8]	10	6	4	4	4
Interest income[9]	(1)	—	(1)	(1)	(1)
Income tax expense	—	1	—	—	—
Adjusted EBITDA	**$ 0.4**	**$ 35**	**$ 25**	**$ (2)**	**$ (27)**
Adjusted EBITDA Margin	— %	1.5 %	2.2 %	(0.3)%	(10.9)%

(1) Represents the gains and losses on our financial instruments, which are marked to fair value at the end of each period.

(2) Represents amortization of acquisition-related intangible assets. The acquired intangible assets have useful lives ranging from 1 to 5 years and amortization is expected until the intangible assets are fully amortized.

(3) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.

(4) Inventory valuation adjustment — Current Period is the inventory valuation adjustment charge recorded during the period presented associated with homes that remain in inventory at period end.

(5) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.

(6) Includes primarily gain or loss on disposal of fixed assets, gain or loss on interest rate lock commitments, gain or loss on the sale of available for sale securities, and sublease income.

(7) Includes interest expense on our asset-backed debt facilities.

(8) Includes amortization of debt issuance costs and loan origination fees, commitment fees, unused fees, other interest related costs on our asset-backed debt facilities, interest expense related to the 2026 convertible senior notes outstanding, and interest expense on other secured borrowings.

(9) Consists mainly of interest earned on cash, cash equivalents and marketable securities.